CONDENSED STATEMENTS OF OPERATIONS	12 Months Ended
Dec. 31, 2019 USD ($) $ / shares shares
CONDENSED STATEMENTS OF OPERATIONS
Revenue
Operating Expenses	417,407
Loss on operations before income taxes	(417,407)
Income tax expense
Net Loss	$ (417,407)
Net loss per share - basic and diluted | $ / shares	$ (0.00)
Weighted average shares - basic and diluted | shares	100,024,667